Exhibit 99.2

Fourth Quarter 2023 Earnings Call February 16, 2024 Ammons compressor station Appalachia Gathering System phase 2 expansion DT Midstream

Safe Harbor Statement This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute "forward looking statements" under the securities laws. These forward looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us. Forward-looking statements can be identified by the use of words such as "believe," "expect," "expectations," "plans," "strategy," "prospects," "estimate," "project," "target," "anticipate," "will," "should," "see," "guidance," "outlook," "confident" and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward looking statements of DT Midstream including, but not limited to, the following: changes in general economic conditions, including increases in interest rates and associated Federal Reserve policies, a potential economic recession, and the impact of inflation on our business; industry changes, including the impact of consolidations, alternative energy sources, technological advances, infrastructure constraints and changes in competition; global supply chain disruptions; actions taken by third party operators, processors, transporters and gatherers; changes in expected production from Southwestern Energy and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; our ability to successfully and timely implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to finance, complete, or successfully integrate acquisitions; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; the effectiveness of the Company's information technology and operational technology systems and practices to detect and defend against evolving cyber attacks on United States critical infrastructure; changing laws regarding cybersecurity and data privacy, and any cybersecurity threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; geologic and reservoir risks and considerations; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, and any related economic effects; the impacts of geopolitical events, including the conflicts in Ukraine and the Middle East; labor relations an d markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; the effects and associated cost of compliance with existing and future laws and governmental regulations, such as the Inflation Reduction Act; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; ability to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the success of our risk management strategies ; the suspension, reduction or termination of our customers' obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third party facilities on which our business is dependent; the effects of future litigation; and the risks described in our Annual Report on Form 10 K for the year ended December 31, 2023 and our reports and registration statements filed from time to time with the SEC. The above list of factors is not exhaustive. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward looking statements, see the discussion under the section entitled "Risk Factors" in our Annual Report for the year ended December 31, 2023, filed with the SEC on Form 10 K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward -looking statement, you should not put undue reliance on any forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise. DT Midstream 2

DT Midstream Investment Thesis Pure play natural gas midstream portfolio ~65% pipeline segment1; highest in sector2 ~9-year contract tenor3 No commodity exposure Integrated wellhead to market service Premium shareholder returns Distinctive Adjusted EBITDA4 growth of 10%5 Consistent dividend growth of 7%6 Targeting 5-7% long-term Adjusted EBITDA and dividend growth Strong organic growth Sizeable project backlog Funded within cash flow Expandable assets serving growing LNG export demand Executing on tangible energy transition projects Balance sheet strength Line-of-sight to investment grade credit rating in 2024 Reducing leverage No debt maturities for four years7 Annual debt reduction at Millennium and Vector DT Midstream 1. Represents percentage of fourth quarter 2023 Adjusted EBITDA. 2. Natural gas pipeline percentage of overall Adjusted EBITDA; compared to US-based midstream peers (AM, ENLC, EPD, ET, ETRN, KMI, MPLX, OKE, TRGP, WES, WMB). 3. Overall portfolio weighted average contract tenor. 4. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix. 5. Represents annual growth rate from 2022 to 2023. 6. Represents compounded annual growth rate from 2021 (first dividend declared) to 2024. 7. Excludes revolving credit facility 3

2023 Year in Review Delivering on our commitments and building for the future Delivered strong growth and financial results exceeding guidance Executed growth investments ahead of schedule and on budget Positioned assets to ramp into growing gas demand Advanced energy transition platform DT Midstream 4

2023 Year in Review: Financial Results Strong financial performance across key metrics Distinctive growth $924 million Adjusted EBITDA1 10% YoY and exceeded guidance midpoint Growing return of capital 7% annual dividend growth2 2.6x dividend coverage ratio3 Irreplaceable natural gas pipeline portfolio 65% pipeline segment contribution4 Highest in sector5 Efficient capital deployment $677 million growth capital invested6 7% compared to guidance midpoint Strong balance sheet 3.6x / 4.1x on-balance sheet / proportional leverage 0.3x reduction in on-balance sheet debt since 2021 DT Midstream 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix. 2. Represents compounded annual growth rate from 2021 - 2023. 3. Dividend coverage ratio for year ended 2023. 4. Represents percentage of fourth quarter 2023 Adjusted EBITDA. 5. Compared to US-based midstream peers (AM, ENLC, EPD, ET, ETRN, KMI, MPLX, OKE, TRGP, WES, WMB). 6. Growth capital reflects total DT Midstream capital spend of $750 million less cash contributions from customers of $73 million 5

2023 Year in Review: Completed Growth Investments Organic growth projects placed in-service early and on budget Market Project Key accomplishment First-mover advantage Gulf Coast / LNG LEAP phase 1 & 2 expansions (in-service early) +700 MMcf/d of capacity Positioned for demand ramp Gulf Coast / LNG Blue Union expansion +400 MMcf/d treating capacity New growth platform Midwest Ohio Utica (in-service early) Initial trunkline in-service Unlocking Appalachia growth Midwest / Northeast Appalachia Gathering System phase 2 expansion +150 MMcf/d in system mainline capacity Increased critical egress capacity Midwest NEXUS hydraulic capacity optimization +80 MMcf/d of capacity DT Midstream 6

2023 Year in Review: Executing on Organic Growth Executed new commercial agreements to serve key demand markets Northeast Appalachia Gathering System phase 3: Incremental 60 MMcf/d mainline capacity Tioga Gathering: Incremental 70 MMcf/d capacity Ohio Utica Gathering System: >200 MMcf/d gathering backbone, supporting emerging resource play New projects added in Q4 2023 Gulf Coast Blue Union well pad expansion: New gathering pipelines with incremental fixed surcharge Blue Union Carthage area connection: 400 MMcf/d supply interconnect LEAP Gillis Access interconnect: 1 Bcf/d interconnect with Gillis Access project DT Midstream 7

Delivering Distinctive and Predictable Growth Track record of strong growth Historical Adjusted EBITDA1 (Millions) 9% CAGR $720 2020 $778 2021 $841 2022 $924 2023 Relative Growth 2020-2023 Adjusted EBITDA CAGR2 9% DT Midstream 4% Peer average3 Well positioned assets and take-or-pay contract structures consistently deliver best-in-class results DT Midstream 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 2. 2023 Adjusted EBITDA based on analyst estimate consensus for peers 3. Peer average of gas focused peers (AM, ENLC, ETRN, KMI, TRP, WMB) 8

Full Year Financial Results Distinctive financial growth Adjusted EBITDA1 (millions) xx segment % of total +10% $814 $486 58% $355 42% 2022 $924 $581 63% $343 37% 2023 Pipeline Gathering Pipeline LEAP expansions Increased ownership in Millennium pipeline Higher Washington 10 storage rates Gathering Higher volumes in Northeast, offset by lower volumes in Haynesville DT Midstream 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 9

Continuing Our Track Record of Distinctive Growth Targeting long-term Adjusted EBITDA growth of 5-7% Adjusted EBITDA1 (millions) +6% $930 - $980 2024 guidance $980 - $1,040 2025 early outlook 5-7% long-term growth rate Differentiated growth drivers $1.3 billion organic growth project backlog Tangible energy transition projects Fully funded with long-term, contract-backed free cash flows No commodity exposure DT Midstream 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 10

Committed Growth Investment Summary

Continue to advance short-cycle growth investments

	Project	Expected in-service dates
Pipeline	Haynesville LEAP pipeline expansion – phase 2	**In-service**
	Haynesville LEAP Gillis Access interconnect	Q2 2024
	Haynesville LEAP pipeline expansion – phase 3	Q3 2024
Gathering	Appalachia Gathering System expansion – phase 2	**In-service**
	Haynesville Blue Union expansion	**In-service**
	Ohio Utica Gathering System – initial development	Q1 2024
	Haynesville Blue Union Carthage area connection	Q2 2024
	Appalachia Tioga Gathering expansion **(New)**	Q2 2025
	Appalachia Gathering System expansion – phase 3 **(New)**	Q2 2025
	Haynesville Blue Union well pad expansion **(New)**	Q2 2025

In-flight project updates

- LEAP phase 3 is currently ahead of schedule
- All other growth investments on track and on budget

DT Midstream

11

2024 Growth Capex

Flexible capital budget, fully funded within cash flows

Growth capex

(millions)


Cash flow after dividends
Fully funded within cash flows
~$100
~$35
$95 - $125
$70 - $115
$300 - $375
Committed growth capex (prior disclosure)
Deferral from 2023 to 2024
New growth projects added in Q4 2023
Highly probable (pre-FID[1] projects)
2024 guidance[2]

Flexible, short-cycle, capital investments

- New, highly accretive gathering expansions in both regions
- Highly probable projects expected to reach final investment decision later this year
- Any excess cash flow will be deployed toward debt reduction

1. Final investment decision
2. Guidance range is net of a ~$20 million customer contribution

DT Midstream
12

Disciplined Capital Investment Self-funding highly accretive organic growth projects Growth capex (millions) Committed Pre-FID 2023 original guidance $677 2023 actuals1 $300 - $375 2024 guidance2 ~$50 2025 Flexible, short-cycle, capital investments Total committed capex of ~$300 million over 2024/2025 Advancing numerous accretive organic projects towards final investment decisions Currently expect a similar overall level of growth investment in 2025 as in 2024 DT Midstream 1. 2023 growth capex reflects total DT Midstream capital spend of $750 million less cash contributions from customers of $73 million 2. Guidance range is net of a ~$20 million customer contribution 13

Sizeable Organic Project Backlog

Balanced opportunity set across all business segments

Pipeline

Project	Contribution	Status
LEAP phase 1 expansion	Aug. 2023	In-service
LEAP phase 2 expansion	Dec. 2023	In-service
LEAP Gillis Access interconnect	Q2 2024	In development
LEAP phase 3 expansion	Q3 2024	In development
LEAP phase 4+ expansion	2025/26	Pre-FID
NEXUS / Generation Pipeline interconnection	2026	Pre-FID
Vector expansion	2026	Pre-FID
Stonewall expansion	2027	Pre-FID
NEXUS expansion	2027/28	Pre-FID
Millennium expansion	2028	Pre-FID

Energy Transition

Project	Contribution	Status
Louisiana CCS phase 1	2H 2026	Pre-FID
Low carbon fuels	2025/26	Pre-FID
Louisiana CCS phase 2	2027	Pre-FID

Gathering

Project	Contribution	Status
Blue Union gathering / treating expansion	Dec. 2023	In-service
Appalachia Gathering System expansion - phase 2	Jan. 2024	In-service
Ohio Utica – initial development	Q1 2024	Partial in-service
Blue Union Carthage area connection	Q2 2024	In development
Tioga Gathering expansion	Q2 2025	In development
Blue Union well pad expansion	Q2 2025	In development
Appalachia Gathering System expansion - phase 3	Q2 2025	In development
Blue Union well pad expansion	2026	Pre-FID
Ohio Utica buildout	2025/26	Pre-FID
Tioga buildout	2026/27	Pre-FID

2024 – 2027 growth capex by segment



20%
20%
60%

>$1.3 billion
organic growth project backlog at 5-8x build multiples

DT Midstream 14

Dividend Growth Consistent return of capital via dividend increases Annualized dividend (per share) 7% CAGR 2.40 2021 actual 2.56 2022 actual 2.76 2023 actual +7% 2.94 20241 Financial policy is to provide a growing and durable dividend Plan to grow dividend 5-7% annually, in-line with Adjusted EBITDA2 Maintain a dividend coverage ratio3 above our 2.0x floor DT Midstream 1. Annualized Q1 2024 board approved dividend ($0.735/share) 2. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 3. The dividend coverage ratio represents Distributable Cash Flow divided by annualized approved quarterly dividend. Definition and reconciliation of Distributable Cash Flow (non-GAAP) to net income included in the appendix 15

2024/2025 Guidance Summary (millions, except EPS) Guidance 2024 Adjusted EBITDA1 $930 - $980 2024 Operating Earnings2 $335 - $375 2024 Operating EPS2 $3.43 - $3.83 2024 Distributable Cash Flow3 $640 - $700 2024 Capital Expenditures4 $330 - $415 Growth Capital $300 - $375 Maintenance Capital $30 - $40 2025 Adjusted EBITDA (early outlook) $980 - $1,040 DT Midstream 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in this appendix; EPS calculation based on average share count of approximately 97 million shares outstanding - diluted 3. Definition and reconciliation of Distributable Cash Flow (non-GAAP) to net income included in the appendix 4. Includes contribution to equity method investees; guidance range is net of a ~$20 million customer contribution 16

Pure Play Natural Gas Midstream Portfolio

Integrated pipeline platform in leading gas basins serving growing markets

Pipelines connect world-class basins to high-quality markets

- ~900 miles of FERC-regulated interstate pipelines that have interconnections with multiple interstate pipelines and utilities
- ~700 miles of intrastate pipelines
- 94 Bcf of gas storage capacity

Gathering assets feed our pipelines

- Dry gas gathering assets serving growing gas production in the premier, low-cost production areas of the Marcellus / Utica and Haynesville
- ~800 miles of pipe, 119 compressor units with 258,000 horsepower and ~2.6 Bcf/d of treating capacity



Michigan System
Ontario, Canada
Michigan
Washington 10 Storage Complex
Vector Pipeline
Generation Pipeline
Bluestone Gathering Lateral Pipeline
New York
Millennium Pipeline
Tioga Gathering System
Susquehanna Gathering System
UTICA SHALE
New Jersey
Pennsylvania
Birdsboro Pipeline
MARCELLUS SHALE
NEXUS Gas Transmission Pipeline
HAYNESVILLE SHALE
Blue Union Gathering System
Ohio
Maryland
Ohio Utica System
Appalachia Gathering System
Stonewall Gas Gathering Lateral Pipeline
Texas
LEAP Gathering Lateral Pipeline
Louisiana
West Virgini
Virginia
Kentucky
DT Midstream assets
LNG facilities
Operational
Under development

DT Midstream
17

Diversified Asset Base Anchored by Strong Pipeline Segment

Highest natural gas pipeline asset contribution in sector[1]

Business mix

(% of total 2023 Adjusted EBITDA[2])



Pipeline
63%
Gathering
37%
NEXUS
11%
LEAP
11%
Stonewall
8%
Bluestone
8%
W10 Storage
5%
Vector
5%
Michigan
1%
Birdsboro
1%
Susquehanna
12%
Blue Union
14%
AGS
11%
Ohio Utica
<1%
Tioga
<1%
Millennium
13%

Gathering assets integrate with pipelines

Highly contracted asset portfolio supports stable cash flows

- Average portfolio contracted tenor of ~9 years[3]
- Pipeline assets contracted long-term with take-or-pay contracts
- Gathering assets contracted long-term
  - Significant minimum volume commitments (MVCs)
  - Acreage dedications
  - Rate escalators tied to inflation

DT Midstream

1. Compared to US-based midstream peers (AM, ENLC, EPD, ET, ETRN, KMI, MPLX, OKE, TRGP, WES, WMB)
2. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix
3. Overall portfolio weighted average contract tenor

18

High Quality Cash Flows and Customers Cash flows are underpinned by take-or-pay contracts and high credit quality customers Total revenue contribution (% of 2023 contribution1) ~90% demand / MVC or flowing gas2 Customer credit (% of 2023 contribution) ~85% Investment grade and "Rising star3" Non-investment grade with credit support DT Midstream 1. Reflects non-GAAP financial metric based on total revenue contribution of company assets, including DTM's proportionate interest in joint ventures 2. Flowing gas represents proved developed producing reserves (PDPs) 3. Includes Southwestern Energy; expected to be investment grade post merger with Chesapeake Energy 19

Positioned to Serve In-flight LNG Export Demand

LNG growth of ~7 Bcf/d within LEAP's corridor is not subject to DOE permit approvals

Forecasted US LNG export capacity growth[1]



(bcf/d)
~16 Bcf/d
2023: 12.9
2025: 12.9, 4.4, 17.3
2027: 12.9, 8.6, 21.5
2029: 12.9, 11.0, 0.5, 1.4, 25.8
2031: 12.9, 11.0, 0.5, 4.1, 28.5
Operational
Under construction (DOE approved)
Pre-FID (DOE approved)
Pre-FID (awaiting DOE approval)

LNG demand that LEAP can serve

LNG project	Bcf/d	DOE approval[2]
Operational		
Sabine Pass	4.2	✓
Cameron	2.1	✓
Calcasieu Pass	1.4	✓
Corpus Christi	2.1	✓
Freeport	2.1	✓
Cove Point	0.7	✓
Elba Island	0.3	✓
Total	**12.9**	
Under construction		
Golden Pass	2.5	✓
Plaquemines phase 1	2.8	✓
Port Arthur phase 1	1.9	✓
Corpus Christi Stage 3	1.4	✓
Rio Grande Trains 1-3	2.4	✓
Total	**11.0**	

LNG project	Bcf/d	DOE approval[2]
Pre-FID		
Driftwood LNG	3.8	✓
Cameron LNG Train 4	0.9	✓
CP2 LNG	4.0	
Calcasieu Pass design increase	0.1	
Magnolia LNG	1.2	
Commonwealth LNG	1.2	
Lake Charles	2.3	
Sabine Pass Stage 5	2.6	
Plaquemines Design increase	0.5	
Port Arthur phase 2	1.9	
Freeport Train 4	0.7	✓
Delfin FLNG	1.8	✓
Corpus Christi Train 8-9	0.4	
Total	**21.4**	

~7 Bcf/d of LNG demand growth that LEAP can serve is currently under construction

1. Source: Wood Mackenzie North America Gas Investment Horizon Outlook – October 2023; DOE dockets
2. Depending on when facility first exports, a DOE permit extension may be required

DT Midstream

20

New Haynesville Takeaway Capacity is Needed to Meet LNG Demand LEAP offers lower-risk, capital efficient expansion opportunity, proving timely access to LNG demand Forecasted Louisiana Gulf Coast area LNG capacity growth1 vs announced Haynesville takeaway expansions2 (Cumulative growth from 2023, bcf/d) Capacity shortage risk 12 10 8 6 4 2 0 2023 2024 2025 2026 2027 2028 2029 2030 2031 Significant long-term expansion opportunity Golden Pass Calcasieu Pass Announced takeaway Plaquemines Delfin Announced takeaway with potential delay Port Arthur Sabine Pass DT Midstream 1. Source: Wood Mackenzie North America Gas Investment Horizon Outlook - October 2023; does not incorporate the announced in-service delay of Golden Pass 2. Announced pipeline expansions include LEAP phase 3, Energy Transfer Gulf Run, Momentum NG3, and Williams LEG 21

Increasing LEAP Expansion Potential

Market fundamentals driving greater demand for Haynesville to Gulf Coast pipeline capacity

Phase 3 LEAP expansion on track and on budget to increase capacity from 1.7 Bcf/d to 1.9 Bcf/d

- All pipeline crossings completed early
- Project includes a combination of looping and compression
- Expansion is underpinned by a take-or-pay contract

In active discussions for additional expansions

- Capital efficient, lower-risk expansions provide timely access to growing LNG demand
- Targeting 200 - 400 MMcf/d for phase 4 expansion

Increasing LEAP expansion potential to ~4 Bcf/d


DTM assets
DTM treating plants
Electric compression
LNG facilities
Operational
Under development
Louisiana
Texas
Gillis Hub
Lake Charles LNG
Cameron LNG
Port Arthur
Sabine Pass LNG
CP2
Henry Hub
Golden Pass LNG
Calcasieu Pass
Plaquemines
Delfin LNG

LEAP capacity (Bcf/d)

		In-service
Original	1.0	
Phase 1 expansion	0.3	**Aug. 2023**
Phase 2 expansion	0.4	**Jan. 2024**
Phase 3 expansion	0.2	Q3 2024
Phase 4 expansion (pre-FID)	0.2 - 0.4	2025/2026
Total	2.1 - 2.3	
Expansion potential	~4	

DT Midstream

22

Louisiana Carbon Capture and Sequestration Disciplined approach to CCS project Illustrative Carbon Capture and Sequestration process Natural gas treating facility Equipment captures CO2 from treating plants CO2 Dedicated CO2 pipeline transports supercritical phase CO2 to storage site Permanent sequestration Phase 1 Phase 2 Scope Capture equipment, CO2 pipeline, compression, storage Capture equipment, CO2 pipeline, compression, storage Volume (Million metric tonnes per annum) 0.4 0.5 Capex (Millions) $115 - $145 (over 2024 to 2026) $110 - $140 (over 2026/27) Build Multiple 5-8x 4-6x Expected in-service 2H 2026 2027 DT Midstream 23

Louisiana Carbon Capture and Sequestration Disciplined approach to CCS project Project timeline Capital deployment Q4 2022 Class VI well permit filing Conducted 3D seismic survey Q2 2023 Class V test well permit filing 1H 2024 Class V test well permit approved Drill Class V test well Current stage Evaluate Class V test well results 2H 2024 Final investment decision YE 2024 Expected Class VI well permit approval 2H 2026 Expected phase 1 project in-service Minimizing capital spend until we reach a final investment decision Methodical project development approach Disciplined storage site selection and stakeholder engagement Proximity to CO2 source Favorable geology for permanent sequestration Early engagement of local community and Louisiana DNR on key development activities Extensive storage site de-risking Engaged with 3rd party experts in local geology Evaluated existing well core and log data Conducted 3D seismic surveys Stratigraphic test well drilling currently underway Leveraging over 50 years of storage and pipeline development and operations experience DT Midstream 24

Strong balance sheet, free of near-term debt maturities Expecting investment grade credit rating in 2024 Debt maturity profile ($ billions) Long-term debt Undrawn revolver capacity Drawn revolver balance No significant maturities for 4 years 2024 2025 2026 $1.0 $0.8 $0.2 2027 $0.4 2028 $1.1 2029 2030 $1.0 2031 $0.6 2032 ~$0.9 billion liquidity 3.6x / 4.1x on-balance sheet / proportional leverage1 BBB- / BB+ senior secured / unsecured issuer rating Positive outlook Fitch ratings DT Midstream 1. Net debt to trailing twelve months Adjusted EBITDA as of December 31, 2023 25

Appendix DT Midstream 26

Ohio Utica System Initial Trunkline Construction Completed Overall construction progressing ahead of schedule Vector Pipeline Washington 10 Storage Complex Michigan Direct access to premium markets Pennsylvania NEXUS Pipeline Kensington Ohio DTM initial focus area Berne Seneca West Virginia Third-party processing plant Utica Combo play Initial project build Emerging associated gas resource development area Initial gathering backbone buildout of >200 MMcf/d capacity Expected DTM investment1 of ~$100 million for 2023-2024 ~5x build multiple at full run-rate Trunkline construction completed in December 2023; initial volume expected in Q1 2024 Customer is a large-cap investment-grade producer that has an advantaged cost structure via sizeable minerals ownership within ~430k total net acres Strong commercial structure Long-term contract, dedication, and minimum volume commitment that protects project economics Volume expected to ramp over 18 to 24 months Opportunity for significant future development Potential large-scale, multi-year natural gas gathering buildout Integration with DTM downstream assets (e.g., NEXUS, Vector, and W10 Storage), providing access to premium markets DT Midstream 1. DTM's investment is net of customer contribution 27

DTM Assets are Strategically Connected to Growing Demand

LEAP offers 3.5 Bcf/d of direct connectivity to LNG markets


DTM assets
DTM treating plants
LNG facilities
Operational
Under Construction (DOE Approved)
Pre-FID (DOE Approved)
Pre-FID (Awaiting DOE Approval)
Third Party Pipelines
ANR
Cameron
Columbia Gulf
Creole Trail
TETCO
Tenn Gas
Transco
Venture Global
Targa
Carthage Hub
Louisiana
Mississippi
Texas
Gillis Hub
Henry Hub
Plaquemines
Port Arthur
Golden Pass LNG
Sabine Pass LNG
Commonwealth LNG
Calcasieu Pass
CP2
Cameron LNG
Driftwood LNG
Magnolia LNG
Lake Charles LNG
Delfin LNG

Adding new connectivity to Haynesville system to support existing DOE approved LNG projects

- Current interconnect capacity of 2.5 Bcf/d to operating LNG terminals
- Building new 1 Bcf/d interconnect with Gillis Access project

LEAP interconnects	Capacity (Bcf/d)	LNG terminal / market
Transco	0.5	Industrial / LNG corridor
Cameron	0.25	Cameron LNG
Creole Trail	1.0	Sabine Pass LNG
Texas Eastern	0.75	Calcasieu Pass LNG
Targa	0.1	Industrial
Total	**2.6 Bcf/d**	
TC Energy Gillis Access (Q2 2024)	1.0	Industrial / LNG corridor
Total future	**3.6 Bcf/d**	

DT Midstream

28

Strong Long-term Production Outlook in Both Basins Haynesville and Appalachia production are expected to experience significant growth over the next decade Historical production (bcf/d) Haynesville Appalachia 60 50 40 30 20 10 0 2018 2019 2020 2021 2022 2023 2024 DUC inventory1 Haynesville 415 667 735 Appalachia 641 852 768 Production forecast (bcf/d) Haynesville Appalachia + 18 bcf/d 49 15 34 2023 67 27 40 2033 DT Midstream 1. Drilled but uncompleted (DUC) wells data reflects year end inventory. Sources: EIA, S&P Global Commodity Insights, & Wood Mackenzie North America Gas Investment Horizon Outlook - October 2023 29

Executing a Leading ESG Program MSCI ESG RATINGS AA CCC B BB BBB A AA AAA Second highest MSCI rating among midstream peers Environmental Continuing to advance CCS opportunity in Louisiana Advancing hydrogen development opportunities with strategic partnership Transitioning to net zero GHG emissions by 2050, including a 30% reduction by 2030 Social 83% improvement in total recordable safety incident rate since 2020 Doubled the percentage of ethnically diverse leadership Community giving and volunteer hours per employee is leading among midstream peers Governance Independent and diverse board Long-term incentive plans tied to total shareholder return Second highest possible governance rating (AA) from MSCI DT Midstream The use by DT Midstream of any MSCI ESG Research LLC or its affiliates ("MSCI") data, and the use of MSCI logos, trademarks, service marks or index names herein, do not constitute a sponsorship, endorsement, recommendation, or promotion of DT Midstream by MSCI. MSCI services and data are the property of MSCI or its information providers, and are provided 'as-is' and without warranty. MSCI names and logos are trademarks or service marks of MSCI. Link to full report: Corporate Sustainability Report 2023 30

Full-Year Financial Results (millions, except EPS) 2022 2023 Change Adjusted EBITDA1 $841 $924 10% Pipeline segment $486 $581 20% Gathering segment $355 $343 (3%) Operating Earnings2 $339 $384 13% Operating EPS2 $3.48 $3.94 13% Distributable Cash Flow3 $647 $700 8% Growth Capital4 $873 $6775 22% Maintenance Capital $22 $29 DT Midstream 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in this appendix 2. Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 97 million shares outstanding - diluted 3. Definition and reconciliation of Distributable Cash Flow (non-GAAP) to net income included in this appendix 4. Includes contribution to equity method investees. 5. Growth capital reflects total DT Midstream capital spend of $750 million less cash contributions from customers of $73 million 31

Quarterly Financial Results (millions, except EPS) Q3 2023 Q4 2023 Adjusted EBITDA1 $236 $239 Pipeline segment $145 $156 Gathering segment $91 $83 Operating Earnings2 $91 $121 Operating EPS2 $0.94 $1.24 Distributable Cash Flow3 $193 $159 Growth Capital4 $1565 $1055 Maintenance Capital $11 $7 DT Midstream 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in this appendix 2. Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 97 million shares outstanding - diluted 3. Definition and reconciliation of Distributable Cash Flow (non-GAAP) to net income included in this appendix 4. Includes contribution to equity method investees. 5. Growth capital reflects total DT Midstream capital spend of $190 million less cash contribution from customer of $34 million in Q3 2023 and total capital spend of $144 million less cash contributions from customers of $39 million in Q4 2023 32

Fourth Quarter 2023 Financial Results Adjusted EBITDA1 (millions) xx segment % of total $236 $145 61% $91 39% Q3 2023 $239 $156 65% $83 35% Q4 2023 Gathering Pipeline Pipeline Full quarter of LEAP phase 1 expansion in-service Higher revenue on pipeline joint ventures and Washington 10 storage Gathering ~$6 million environmental reserve adjustment in Q3 2023 Higher volumes in Northeast, offset by lower volumes in Haynesville DT Midstream 1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in this appendix 33

Gathering Volume Summary Haynesville throughput (bcf/d) Blue Union Gathering Q1 2023 1.63 Q2 2023 1.53 Q3 2023 1.60 Q4 2023 1.56 Impact of producer activity deferrals in Q4 2023 Northeast throughput (bcf/d) Susquehanna Gathering Appalachia Gathering Tioga Gathering Q1 2023 1.36 Q2 2023 1.39 Q3 2023 1.39 Q4 2023 1.53 Strong seasonal volume ramp on Appalachia Gathering in Q4 2023 DT Midstream 34

Balanced Partnership Governance Structures Joint Venture Asset Ownership Operator Original Developer Independently Managed Owner Managed MILLENNIUM PIPELINE COMPANY, L.L.C. NEXUS SM GAS TRANSMISSION Vector Pipeline DT Midstream Stonewall DT Midstream 52.5% TC Energy 47.5% DT Midstream 50% Enbridge 50% DT Midstream 40% Enbridge 60% DT Midstream 85% Antero Midstream 15% Balanced and equitable partnership agreements Independent management teams for FERC assets Seconded DTM employees in leadership roles Retained ability to assume operatorships as needed Shared corporate services provided as needed Balanced voting rights DT Midstream 35

Joint Venture Debt Details Annual debt paydowns at Millennium and Vector DTM proportionate share Asset (DTM ownership %) End of year debt balances 2023 2024 2025 NEXUS Pipeline (50%) $371 $371 $371 Millennium Pipeline (52.5%) $144 $129 $114 Vector Pipeline (40%) $31 $29 $26 Interest expense 2023 2024 2025 $14 $21 $21 $13 $11 $9 $2 $2 $2 Weighted average interest rate1 5.68% 5.80% 6.11% Maturity Bullets, 2028 through 2035 Fully amortized by 2032 Fully amortized by 2034 DT Midstream 1. Weighted average interest rate as of December 31, 2023 36

Non-GAAP Definitions Adjusted EBITDA and Distributable Cash Flow (DCF) are non-GAAP measures Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, and loss from financing activities, further adjusted to include our proportional share of net income from our equity method investees (excluding interest, taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company's operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting. Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures. Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies. Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2023 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF. DT Midstream 37

Non-GAAP Definitions Operating Earnings and Operating Earnings per share are non-GAAP measures Use of Operating Earnings Information - Operating Earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that Operating Earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses Operating Earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses Operating Earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DT Midstream provides guidance for future period Operating Earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. DT Midstream 38

Non-GAAP Reconciliations Reconciliation of Reported to Operating Earnings Three Months Ended December 31, 2023 September 30,2023 Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings (millions) Adjustments $ - $ - $ - $ - Net Income Attributable to DT Midstream $ 121 $ - $ - $ 121 $ 91 $ - $ - $ 91 Year Ended December 31, 2023 December 31, 2022 Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings Reported Earnings Pre-tax Adjustments Income Taxes (1) Operating Earnings (millions) State income tax adjustment $ - $ - $ - $ (25) A Equity method investee goodwill impairment - - 7 B (1) Gain on sale - - (17) C 5 Net Income Attributes to DT Midstream $ 384 $ - $ - $ 384 $ 370 $ (10) $ (21) $ 339 (1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments Adjustments Key A State tax rate reduction impact to deferred income tax expense due to enacted tax legislation B Equity method investee goodwill impairment - recorded in Earnings from equity method investees C Gain on sale of certain assets in the Utica shale region - recorded in Assets (gains) losses and impairments, net. DT Midstream 39

Non-GAAP Reconciliations

Reconciliation of Reported to Operating Earnings per diluted share(2)

	Three Months Ended							
	December 31, 2023				September 30, 2023			
	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings
	(per share)							
Adjustments		$ —	$ —			$ —	$ —	
Net Income Attributable to DT Midstream	$ 1.24	$ —	$ —	$ 1.24	$ 0.94	$ —	$ —	$ 0.94

	Year Ended							
	December 31, 2023				December 31, 2022			
	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings
	(per share)							
State income tax adjustment		$ —	$ —			$ —	$ (0.26) **A**	
Equity method investee goodwill impairment		—	—			0.08 **B**	(0.03)	
Gain on sale		—	—			(0.17) **C**	0.05	
Net Income Attributable to DT Midstream	$ 3.94	$ —	$ —	$ 3.94	$ 3.81	$ (0.09)	$ (0.24)	$ 3.48

(1) Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments

(2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations

Adjustments Key

A State tax rate reduction impact to deferred income tax expense due to enacted tax legislation

B Equity method investee goodwill impairment — recorded in Earnings from equity method investees

C Gain on sale of certain assets in the Utica shale region — recorded in Assets (gains) losses and impairments, net

DT Midstream

40

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Three Months Ended Year Ended December 31, 2023 September 30, 2023 December 31, 2023 December 31, 2022 Consolidated (millions) Net Income Attributable to DT Midstream $ 121 $ 91 $ 384 $ 370 Plus: Interest expense $ 39 $ 38 $ 150 $ 137 Plus: Income tax expense 2 33 104 100 Plus: Depreciation and amortization 49 46 182 170 Plus: Loss from financing activities - - - 13 Plus: EBITDA from equity method investees (1) 74 70 286 217 Plus: Adjustments for non-routine items (2) - - - (10) Less: Interest income - - (1) (3) Less: Earnings from equity method investees (45) (41) (177) (150) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (4) (3) Adjusted EBITDA $ 239 $ 236 $ 924 $ 841 (1) Includes share of our equity method investees' earnings before interest, taxes, depreciation and amortization, which we refer to as "EBITDA." A reconciliation of earnings from earnings from equity method investees to EBITDA from equity method investees follows: Three Months Ended Year Ended December 31, 2023 September 30, 2023 December 31, 2023 December 31, 2022 (millions) Earnings from equity methods investees $ 45 $ 41 $ 177 $ 150 Plus: Depreciation and amortization attributable to equity method investees 21 20 82 56 Plus: Interest expense attributable to equity method investees 8 9 27 11 EBITDA from equity method investees $ 74 $ 70 $ 286 $ 217 (2) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the year ended December 31, 2022, adjustments for non-routine items included a $17 million gain on sale of certain assets in the Utica shale region, partially offset by an equity method investee goodwill impairment of $7 million. DT Midstream 41

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Pipeline Segment Three Months Ended Year Ended December 31, 2023 September 30, 2023 December 31, 2023 December 31, 2022 Pipeline (millions) Net Income Attributable to DT Midstream $ 93 $ 64 $ 278 $ 228 Plus: Interest expense 13 13 55 57 Plus: Income tax expense 3 23 75 62 Plus: Depreciation and amortization 19 17 69 63 Plus: Loss from financing activities - - - 6 Plus: EBITDA from equity method investees (1) 74 70 286 217 Plus: Adjustments for non-routine items (2) - - - 7 Less: Interest income - - (1) (1) Less: Earnings from equity method investees (45) (41) (177) (150) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (4) (3) Adjusted EBITDA $ 156 $ 145 $ 581 $ 486 (1) Includes share of our equity method investees' earnings before interest, taxes, depreciation and amortization, which we refer to as "EBITDA." A reconciliation of earnings from earnings from equity method investees to EBITDA from equity method investees follows: Three Months Ended Year Ended December 31, 2023 September 30, 2023 December 31, 2023 December 31, 2022 (millions) Earnings from equity methods investees $ 45 $ 41 $ 177 $ 150 Plus: Depreciation and amortization attributable to equity method investees 21 20 82 56 Plus: Interest expense attributable to equity method investees 8 9 27 11 EBITDA from equity method investees $ 74 $ 70 $ 286 $ 217 (2) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the year ended December 31, 2022, adjustments for non-routine items included a $17 million gain on sale of certain assets in the Utica shale region, partially offset by an equity method investee goodwill impairment of $7 million. DT Midstream 42

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Gathering Segment Three Months Ended Year Ended December 31, 2023 September 30 ,2023 December 31, 2023 December 31, 2022 Gathering (millions) Net Income Attributable to DT Midstream $ 28 $ 27 $ 106 $ 142 Plus: Interest expense 26 25 95 80 Plus: Income tax expense (1) 10 29 38 Plus: Depreciation and amortization 30 29 113 107 Plus: Loss from financing activities - - - 7 Plus: Adjustments for non-routine items (1) - - - (17) Less: Interest income - - - (2) Adjusted EBITDA $ 83 $ 91 $ 343 $ 355 (1) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the year ended December 31, 2022, adjustments for non-routine items included a $17 million gain on sale of certain assets in the Utica shale region DT Midstream 43

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Distributable Cash Flow Three Months Ended Year Ended December 31, 2023 September 30, 2023 December 31, 2023 December 31, 2022 (millions) Net Income Attributable to DT Midstream $ 121 $ 91 $ 384 $ 370 Plus: Interest expense 39 38 150 137 Plus: Income tax expense 2 33 104 100 Plus: Depreciation and amortization 49 46 182 170 Plus: Loss from financing activities - - - 13 Plus: Adjustments for non-routine items (1) - - (371) (17) Less: Earnings from equity method investees (45) (41) (177) (150) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (4) (3) Plus: Dividends and distributions from equity method investees 66 48 623 198 Less: Cash interest expense (64) (7) (140) (125) Less: Cash taxes (1) (3) (22) (24) Less: Maintenance capital investment(2) (7) (11) (29) (22) Distributable Cash Flow $ 159 $ 193 $ 700 $ 647 (1) Distributable Cash Flow calculation excludes certain items we consider non-routine. For the year ended December 31, 2023, adjustments for non-routine items included the $371 million NEXUS financing distribution. For the year ended December 31, 2022, adjustments for non-routine items included a $17 million gain on sale of certain assets in the Utica shale region (2) Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. 44

Non-GAAP Reconciliations Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Year Ended December 31, 2021 December 31, 2020 Net Income Attributable to DT Midstream $ 307 $ 312 Plus: Interest expense 112 113 Plus: Income tax expense 104 116 Plus: Depreciation and amortization 166 152 Plus: EBITDA from equity method investees (1) 184 164 Plus: Adjustments for non-routine items (2) 39 (16) Less: Interest income (4) (9) Less: Earnings from equity method investees (126) (108) Less: Depreciation and amortization attributable to noncontrolling interests (4) (4) Adjusted EBITDA $ 778 $ 720 Includes share of our equity method investees' earnings before interest taxes, depreciation and amortization, which we refer to as "EBITDA." A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows: Year Ended December 31, 2021 December 31, 2020 Earnings from equity methods investees $ 126 $ 108 Plus: Depreciation and amortization attributable to equity method investees 48 46 Plus: Interest expense attributable to equity method investees 10 10 EBITDA from equity method investees $ 184 $ 164 (2) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the year ended December 31, 2021, adjustments for non-routine items included (i) $19 million loss on notes receivable and (ii) $20 million of separation related transaction costs. For the year ended December 31, 2020, adjustments for non-routine items included (i) $20 million post-acquisition settlement, partially offset by (ii) $4 million of separation related transaction costs. DT Midstream 45